Statements of Net Assets Available for Benefits - EBP 025 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Plan interest in Ford Defined Contribution Plans Master Trust (Note 3)	$ 9,729,335	$ 8,191,535
Receivables:
Notes receivable from participants	174,535	150,443
Employee	7,058
Employer	6,235
Total receivables	187,828	150,443
Net Assets Available for Benefits	$ 9,917,163	$ 8,341,978